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                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549-1004


                              FORM 8-K


                           CURRENT REPORT




                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported): March 27, 1997



                          MOBIL CORPORATION
        (Exact name of registrant as specified in its charter)


       DELAWARE                  1-7555         13-2850309
(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)





                          3225 Gallows Road
                    Fairfax, Virginia 22037-0001
                      Telephone: (703) 846-3000
              (Address of principal executive offices)

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Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

    (c) Exhibits.
        In connection with the Registration Statement on Form S-3 filed April 2, 1990 (SEC File No.33-34133-01), the following Exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

     4-c  Form of Fixed Rate Medium-Term Note



                            Signature



 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT         MOBIL CORPORATION


By              /s/ Gordon G. Garney
NAME AND TITLE  Gordon G. Garney, Senior Assistant Secretary
DATE            March 27, 1997

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                              EXHIBIT INDEX

EXHIBIT                                SUBMISSION MEDIA
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4-c   Form of Fixed Rate Medium-       Electronic
        Term Note